Adoption of IFRS 16	6 Months Ended
Jun. 30, 2019
Leases (IFRS 16) [Abstract]
Adoption of IFRS 16

Note 14 Adoption of IFRS 16

Upon adoption of IFRS 16 on January 1, 2019, we recognized right-of-use assets of $2,257 million within property, plant and equipment, and lease liabilities of $2,304 million within debt, with an increase to our deficit of $19 million. These amounts were recognized in addition to assets under finance leases of $1,947 million and the corresponding finance lease liabilities of $2,097 million at December 31, 2018 under IAS 17. As a result, on January 1, 2019, our total right-of-use assets and lease liabilities amounted to $4,204 million and $4,401 million, respectively. The table below shows the impacts of adopting IFRS 16 on our January 1, 2019 consolidated statement of financial position.

	December 31, 2018 as reported	IFRS 16 impacts	January 1, 2019 upon adoption of IFRS 16
Prepaid expenses	244	(55)	189
Other current assets	329	9	338
Property, plant and equipment	24,844	2,257	27,101
Other non-current assets	847	17	864
Trade payables and other liabilities	3,941	(10)	3,931
Debt due within one year	4,645	293	4,938
Long-term debt	19,760	2,011	21,771
Deferred tax liabilities	3,163	(7)	3,156
Other non-current liabilities	997	(39)	958
Deficit	(4,937)	(19)	(4,956)
Non-controlling interest	326	(1)	325

BCE's operating lease commitments at December 31, 2018 were $1,612 million. The difference between operating lease commitments at December 31, 2018 and lease liabilities of $2,304 million upon adoption of IFRS 16 at January 1, 2019, is due mainly to an increase of $1,122 million related to renewal options reasonably certain to be exercised, an increase of $112 million mainly related to non-monetary transactions and a decrease of ($542) million as a result of discounting applied to future lease payments, which was determined using a weighted-average incremental borrowing rate of 3.49% at January 1, 2019.

2018 accounting policies updated for IFRS 16

Significant accounting policies - Leases
The following accounting policy applies as of January 1, 2019 following the adoption of IFRS 16. Prior to January 1, 2019, we continued to apply IAS 17 as disclosed in our 2018 annual consolidated financial statements, as permitted by the specific transition provisions of IFRS 16.

We enter into leases for network infrastructure and equipment, land and buildings in the normal course of business. Lease contracts are typically made for fixed periods but may include purchase, renewal or termination options. Leases are negotiated on an individual basis and contain a wide range of different terms and conditions.

We assess whether a contract contains a lease at inception of the contract. A lease contract conveys the right to control the use of an identified asset for a period in exchange for consideration. We recognize lease liabilities with corresponding right-of-use assets for all lease agreements, except for short-term leases and leases of low value assets, which are expensed on a straight-line basis over the lease term. Consideration in a contract is allocated to lease and non-lease components on a relative stand-alone value basis. We generally account for lease components and any associated non-lease components as a single lease component.

Lease liabilities are initially measured at the present value of the lease payments that are not paid at the commencement date, discounted using our incremental borrowing rate, unless the rate implicit in the lease is readily determinable. We apply a single incremental borrowing rate to a portfolio of leases with similar characteristics. Lease payments included in the measurement of the lease liability comprise:

•	Fixed (and in-substance fixed) lease payments, less any lease incentives

•	Variable lease payments that depend on an index or rate

•
Payments expected under residual value guarantees and payments relating to purchase options and renewal option periods that are reasonably certain to be exercised (or periods subject to termination options that are not reasonably certain to be exercised)

Lease liabilities are subsequently measured at amortized cost using the effective interest method. Lease liabilities are remeasured, with a corresponding adjustment to the related right-of-use assets, when there is a change in variable lease payments arising from a change in an index or rate, or when we change our assessment of whether purchase, renewal or termination options will be exercised.

Right-of-use assets are measured at cost, comprised of the initial measurement of the corresponding lease liabilities, lease payments made at or before the commencement date and any initial direct costs. They are subsequently depreciated on a straight-line basis and reduced by impairment losses, if any. Right-of-use assets may also be adjusted to reflect the remeasurement of related lease liabilities. If we obtain ownership of the leased asset by the end of the lease term or the cost of the right-of-use asset reflects the exercise of a purchase option, we depreciate the right-of-use asset from the lease commencement date to the end of the useful life of the underlying asset. Otherwise, we depreciate the right-of-use asset from the commencement date to the earlier of the end of the useful life of the underlying asset or the end of the lease term.

Variable lease payments that do not depend on an index or rate are not included in the measurement of lease liabilities and right-of-use assets. The related payments are expensed in Operating costs in the period in which the event or condition that triggers those payments occurs.

Estimates and key judgments

SIGNIFICANT JUDGMENTS AND ESTIMATES RELATING TO THE APPLICATION OF IFRS 16
The application of IFRS 16 requires BCE to make judgments and estimates that affect the measurement of right-of-use assets and liabilities. In determining the lease term, we must consider all facts and circumstances that create an economic incentive to exercise renewal options (or not exercise termination options). Assessing whether a contract includes a lease also requires judgment. Estimates are required to determine the appropriate discount rate used to measure lease liabilities.